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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated March 10, 2000, included in EchoStar Communications Corporation's Form 10-K for the year ended December 31, 1999, and to all references to our Firm included in this Registration Statement.

Denver, Colorado
June 30, 2000

                                          /s/ Arthur Andersen, LLP
                                          --------------------------------
                                          Arthur Andersen, LLP